I. SHORT-TERM LOAN WITH SHAREHOLDERS	12 Months Ended
Dec. 31, 2013
I. Short-Term Loan With Shareholders
SHORT-TERM LOAN WITH SHAREHOLDERS

In 2010, the Company borrowed $3.2 million from 12 shareholders under the terms of unsecured promissory note agreements. These notes bore an interest rate of 6% with maturity dates of 18 months from the effective dates of the notes originally maturing on October 21, 2011, but extended to December 31, 2012. The note holders were also issued warrants that expire by April 23, 2020, to purchase 51,200 shares of the Company’s Series F Preferred Stock, with an exercise price of $7.50 per share. As part of the loan maturity date extension, additional warrants to purchase 6,081 shares of the Company’s Series G Preferred Stock were issued in 2011 with an exercise price of $18.00 per share that expire on April 23, 2020.

In 2011, two of the note holders converted their respective notes into shares of Series G Preferred Stock and four of the notes were repaid in full. In 2012, five of the remaining note holders converted their respective notes into shares of Series G Preferred Stock and one of the notes was repaid. As of December 31, 2012, all principal and interest related to these notes had been fully satisfied.

During the year ended December 31, 2013, warrants related to these loans were exercised for 64,219 shares of common stock.